SMITH BARNEY ARIZONA MUNICIPALS FUND INC.

(the “Fund”)

SUPPLEMENT DATED JULY 27, 2005

TO THE

PROSPECTUS DATED SEPTEMBER 28, 2004

Effective August 1, 2005, the following section of the Prospectus for the Fund listed above entitled “Investments, risks and performance—Fee Table” is deleted and replaced with the following:

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

(fees paid directly from your investment)	Class A	Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.00%	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None (1)	4.50%	1.00%	None

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y(2)
Advisory and administration fees	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.15%	0.65%	0.70%	None
Other expenses	0.27%	0.32%	0.30%	0.27%

Total annual fund operating expenses(3)	0.92%	1.47%	1.50%	0.77%

(1)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(2)	For Class Y shares, “Other expenses” have been estimated based upon expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended May 31, 2004.
(3)	Effective August 1, 2005, the manager will waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B, Class C and Class Y at the same rate as it waives fees and/or reimburses expenses for Class A.

The manager may change or eliminate the voluntary expense limitation at any time.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each-year the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$490	$682	$889	$1,486
Class B (redemption at end of period)	$600	$765	$903	$1,608	*
Class B (no redemption)	$150	$465	$803	$1,608	*
Class C (redemption at end of period)	$253	$474	$818	$1,791
Class C (no redemption)	$153	$474	$818	$1,791
Class Y (with or without redemption)**	$79	$246	$428	$954

*	Assumes conversion to Class A shares approximately eight years after purchase.
**	Estimated expenses based on Class A shares.

FD 03239

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